UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

                            October 21, 2026 (October 20, 2026)

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

                   New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Section 3 - Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

On October 20 and 21, 2026, International Seaways, Inc. (“Parent”) and International Seaways Operating Corporation Ltd. completed the previously announced exchange transactions (the “Exchanges”) contemplated by the Exchange and Support Agreements (the “Exchange Agreements”) entered into with certain shareholders of Bruton Limited (“Bruton”), collectively holding Norwegian depositary receipts representing approximately 50.5% of Bruton’s outstanding common shares, $0.10 par value per share (the “Bruton Common Shares”). Pursuant to the Exchanges, the participating shareholders exchanged their interests in such Bruton Common Shares for an aggregate of 1,624,036 shares of Parent common stock, no par value per share (“Parent Common Stock”). The shares of Parent Common Stock issued in the Exchanges were not registered under the Securities Act of 1933, as amended, and were issued in reliance upon the exemption from registration provided by Section 4(a)(2) thereof based in part on the nature of the Exchanges and the representations made by the participating shareholders in the Exchange Agreements.

The foregoing description of the terms of the Exchanges does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreements, a form of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibits are filed with this Form 8-K.

Exhibit No.	Description
2.1

Form of Exchange and Support Agreement, dated October 16, 2026, by and among International Seaways, Inc., International Seaways Operating Corporation Ltd. and the Bruton Limited shareholders party thereto (incorporated by reference to Exhibit 2.1 to Parent’s Current Report on Form 8-K filed with the SEC on October 16, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: October 21, 2026	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel